Exhibit 99.1

SuperiorMed Holdings Limited Announces Entering into an Agreement and Plan of Merger with Starry Sea Acquisition Corp

DUBAI, UNITED ARAB EMIRATES AND NEW YORK — August 22, 2026 — SuperiorMed Holdings Limited, a Cayman Islands company (“SuperiorMed” or the “Company”), a company that shall become the parent company of SuperiorMed Healthcare Management FZ-LLC, a company in the business of management and consulting service for certain medical institutions under the laws of the United Arab Emirates (“UAE”), announced today that it has entered into an Agreement and Plan of Merger (the “Merger Agreement”) on August 22, 2026 for a business combination with Starry Sea Acquisition Corp (Nasdaq: SSEA, SSEAU, SSEAR), a special purpose acquisition company incorporated in the Cayman Islands (“SSEA”).

Upon consummation of the transaction contemplated by the Merger Agreement, (i) SSEA will be merged with and into SuperiorMed Healthcare Group (the “Purchaser”), a Cayman Islands exempted company and wholly-owned subsidiary of SSEA (the “SPAC Merger”), and (ii) concurrently with the SPAC Merger, SuperiorMed Healthcare MergerCo, a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”), will be merged with and into SuperiorMed, resulting in SuperiorMed being a wholly owned subsidiary of the Purchaser (the “Business Combination” and the transactions in connection with the Business Combination collectively, the “Transaction”). Upon the closing of the Transaction, the Purchaser is expected to be a publicly traded company.

SuperiorMed Holdings Limited Overview

SuperiorMed Holdings Limited is a Cayman-incorporated holding company and the parent company of a Dubai-based healthcare management and services platform, with its core business focused on longevity medicine, wellness services, and health tourism services. Through its Dubai-based operating subsidiary, SuperiorMed Healthcare Management FZ-LLC, which in turn owns two UAE operating subsidiaries, one of which operates an additional branch, the Company has established an integrated service suite encompassing clinic and wellness facility management, associated clinical operations, patient referral coordination, health tourism facilitation through hotel-integrated retreat programs, as well as the management and operation of clinic and wellness projects.

Key Transaction Terms

Under the terms of the Merger Agreement, SSEA will merge with and into Purchaser, its wholly owned subsidiary, which Purchaser surviving the SPAC Merger and becoming the publicly listed company, and its wholly owned subsidiary, Merger Sub, will merge with and into SuperiorMed, with SuperiorMed being the surviving company with the end result being Purchaser as the publicly listed company, in each case subject to the terms and conditions of the Agreement. At the effective time of the Transaction, SuperiorMed’s shareholders will receive ordinary shares of the Purchaser. The ordinary shares held by certain SuperiorMed shareholders will be subject to lock-up agreements for a period of 180 days following the closing of the Transaction, subject to certain exceptions. Upon closing of the Business Combination, the security holders of SSEA will be entitled to receive ordinary shares of the Purchaser.

The Transaction, which has been approved by both SSEA and SuperiorMed’s board of directors, is subject to regulatory approvals, the approvals by the shareholders of SSEA and SuperiorMed, respectively, as well as the satisfaction of certain other customary closing conditions, including, among others, a registration statement, of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval by the stock exchange of the listing application of the combined company.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the Business Combination. A more detailed description of the Transaction and a copy of the Merger Agreement will be included in a Current Report on Form 8-K to be filed by SSEA with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Loeb & Loeb LLP, Hogan Lovells International LLP, and Ogier are serving as legal advisors to SuperiorMed. Torres & Zheng at Law, P.C., GLA & Company Ltd, and Harney Westwood & Riegels, are serving as legal advisors to SSEA.

About SuperiorMed Holdings Limited

SuperiorMed Holdings Limited is a Cayman-incorporated holding company and the parent company of a Dubai-based healthcare management and services platform, with its core business focused on longevity medicine, wellness services, and health tourism services. Through its Dubai-based operating subsidiary, SuperiorMed Healthcare Management FZ-LLC, which in turn owns two UAE operating subsidiaries, one of which operates an additional branch, the Company has established an integrated service suite encompassing clinic and wellness facility management, associated clinical operations, patient referral coordination, health tourism facilitation through hotel-integrated retreat programs, as well as the management and operation of clinic and wellness projects.

About Starry Sea Acquisition Corp

Starry Sea Acquisition Corp is a blank check company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

Participants in the Solicitation

SuperiorMed, SSEA, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of SSEA’s ordinary shares in respect of the proposed Transaction. Information about SSEA’s directors and executive officers and their ownership of SSEA’s ordinary shares is currently set forth in SSEA’s prospectus related to its initial public offering dated August 7, 2025, filed with the SEC on August 8, 2025, as modified or supplemented by its Annual Report on the Form 10-K for the fiscal year ended December 31, 2025 and any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in a registration statement on Form S-4 or F-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to the proposed Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of SSEA or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the Transaction, the Purchaser will file relevant materials with the SEC, including the Registration Statement. Promptly after the Registration Statement is declared effective, the proxy statement/prospectus will be sent to all SSEA shareholders entitled to vote at the special meeting relating to the Transaction. Before making any voting decision, the securities holders of SSEA are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction and the parties to the Transaction.

Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through SSEA through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Yan Liang

Chief Executive Officer and Director

Starry Sea Acquisition Corp

Tel: (646) 750-8895

SuperiorMed Holdings Limited

Director

Christopher Robin Axelsson

Email: chris.axelsson@superiormed.ae

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SSEA’s and SuperiorMed’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SSEA’s and SuperiorMed’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of SSEA and SuperiorMed and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against SSEA and SuperiorMed following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of SSEA or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that SuperiorMed or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by the Purchaser (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by SSEA and SuperiorMed. SSEA and SuperiorMed caution that the foregoing list of factors is not exclusive. SSEA and SuperiorMed caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SSEA and SuperiorMed undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

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